UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2008

SHARPER IMAGE CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  0-15827

DELAWARE	94-2493558
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

350 THE EMBARCADERO, 6TH FLOOR

SAN FRANCISCO, CALIFORNIA 94105

(Address of principal executive offices, including zip code)

(415) 445-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 5, 2008, Sharper Image Corporation (the “Company”) completed the previously announced sale and disposition of substantially all of the Company’s assets to a joint venture of Gordon Brothers Retail Partners, LLC, GB Brands, LLC, Hilco Merchant Resources, LLC, and Hilco Consumer Capital, LLC (the “Hilco/GB Joint Venture”). Copies of the original and the revised Asset Purchase Agreement (the “Asset Purchase Agreement”) between the Company and the Hilco/GB Joint Venture were attached as exhibits to current reports on Form 8-K filed by the Company on May 20, 2008 and on June 3, 2008.

Upon consummation of the sale, the Hilco/GB Joint Venture purchased substantially all of the Company’s assets, including without limitation, (i) the Company’s trade name, intellectual property rights, and certain core intellectual property contracts, (ii) all assets relating to the Company’s catalogue or e-commerce business, and (iii) the right to liquidate the Company’s remaining inventory.

With the exception of the previous appointment of Hilco Merchant Resources LLC and Gordon Brothers Retail Partners LLC as liquidator in respect of 96 of the Company’s stores and the previously disclosed Agency Agreement between the Company and the Hilco/GB Joint Venture, dated May 13, 2008, there is no other material relationship between the Company and any of the parties to the Hilco/GB Joint Venture.

The purchase price was negotiated at arm’s length. The base purchase price is $49,000,000. The Company may receive additional proceeds of up to $1,500,000 dependent upon the occurrence of certain contingencies. The Company does not believe those contingencies will occur.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The assets sold to the Hilco/GB Join Venture by the Company on June 5, 2008 include, without limitation, the following: (i) the Company’s trade name, intellectual property rights, and certain core intellectual property contracts, (ii) all assets relating to the Company’s catalogue or e-commerce business, and (iii) the right to liquidate the Company’s remaining inventory. The Hilco/GB Joint Venture commenced the sale of the store inventory with going-out-of-business sales on May 31, 2008. The proceeds of the sale have been received by the Company in accordance with the Asset Purchase Agreement terms.

The Company’s most recently filed financial statements were as of April 30, 2008 and were unaudited statements prepared in accordance with the monthly operating reporting requirements of the United States Bankruptcy Court. The following pro forma condensed financial statements have been prepared as if the asset sale had occurred prior to April 30, 2008 and the impact to the financial statements. The pro forma adjustments include: balance sheet adjustments for the related assets sold: inventory, furniture, fixtures, equipment, capitalized costs for trademarks, and other assets. The income statement impact is also presented on a pro forma basis to include total proceeds, less the book value of the assets sold for a net loss of $39.5 million. See the following pro forma financial statements.

The Sharper Image
Condensed Pro Forma Balance Sheet
For Period Ended April 30, 2008	Condensed
(in 000s)	Monthly Op	Pro Forma		Pro Forma
	Report	Adjustment		Balance Sheet
Current Assets:
Unrestricted Cash and Equivalents	(1,009)	17,512	a	16,503
Accounts Receivable (Net)	5,455	2,450	b	7,905
Inventories (net of allowances and reserves)	39,250	(32,013)	c	7,237
Prepaid Expenses	4,548	-		4,548
Deferred Income Taxes / Prepaid Income Taxes	17,305	-		17,305
Total- Current Assets	65,549	(12,051)		53,497

Net Property and Equipment	54,949	(54,949)	d	-
Other Assets	15,087	(1,583)	e	13,504
Total Assets	135,585	(68,583)		67,001

Liabilities not subject to Compromise (Post)
Accounts Payable	(1,993)	-		(1,993)
Accrued Liabilities	(5,454)	-		(5,454)
Secured Debt - Line of credit	(29,038)	(29,038)	f	-
Total- Post-Petition Liabilities	(36,485)	(29,038)		(7,447)

Liabilities subject to Compromise (Pre)
Secured Debt - other	(6,626)	-		(6,626)
Unsecured Debt (Accounts Payable)	(45,033)	-		(45,033)
Expense Accruals and Other Liabilities	(11,768)	-		(11,768)
Short Term Liabilities	(3,554)	-		(3,554)
Deferred (GAAP) rent / landlord allowances	(18,630)	-	g	(18,630)
Deferred Tax (Liability) / Asset	79,905	-		79,905
Deferred Revenue (Gift cards and Royalties)	(36,044)	-		(36,044)
Other Reserves and allowances	(16,670)	-		(16,670)
Total- Pre-Petition Liabilities	(58,419)	-		(58,419)
Total Liabilities	(94,904)	(29,038)		(65,866)

Owner's Equity
Capital Stock	(152)	-		(152)
Additional Paid-In Capital	(116,717)	-		(116,717)
Deferred Stock Comp & Stock Repurchase	180	-		180
Retained Earnings- Pre-Petition	63,247	-		63,247
Retained Earnings- Post-Petition	12,761	(39,545)		52,306
Net Owner's Equity	(40,680)	(39,545)		(1,135)
Total Liabilities and Owner's Equity	(135,585)	(68,583)		(67,001)

Notes:
a)	Assets sold for $49.0m, 95% payment up front of $46.6m, less pro forma secured debt paydown of $29.0m
b)	Remaining receivable from asset purchase price
c)	Reduction of inventory sold per Agency Agreement (less excluded net inventory)
d)	Removal of all net fixed assets
e)	Removal of intellectual property and capitalized bank fees
f)	Payoff of secured debt
g)	No pro forma adjustment to GAAP straightline rents is reflected, as the lease disposition is not part of the Asset Purchase

The Sharper Image Condensed Pro Forma Statement of Operations For the Month Ended April 30, 2008 and For Cumulative Period from Filing
(in 000s)
		Month Ending 4/30/2008	Cumulative from Filing Date (02/19)	Pro Forma Adjustment		Cumulative Pro Forma Inc Stmt
Revenues:
	Gross Revenues	11,019	32,692	49,000	a	81,692
	Less: Returns and Allowances	1,372	3,873	-		3,873
	Net Revenue	9,648	28,819	49,000		77,819

	Cost of Goods Sold	5,539	17,279	32,013	b	49,292
	Gross Profit	4,109	11,541	16,987		28,527

Operating Expenses:
	Advertising	172	1,512	-		1,512
	Bad Debts	422	437	-		437
	Employee Benefit Programs	107	458	-		458
	Insurance	200	526	-		526
	Management Fees/ Bonuses	60	219	-		219
	Repairs and Maintenance	153	413	-		413
	Rent and Lease Expense	2,725	7,669	-		7,669
	Salaries/ Commissions/ Fees	2,730	7,310	-		7,310
	Supplies	(20)	118	-		118
	Taxes- Payroll	232	623	-		623
	Taxes- Other	154	294	-		294
	Travel and Entertainment	69	127	-		127
	Utilities	84	386	-		386
	Other	1,537	3,460	-		3,460
	Total Op Expense Before Depr	8,625	23,550	-		23,550

	Depreciation/Depletion/Amort	1,244	2,219	-		2,219
Net P(L) Before Other Income & Exp		(5,761)	(14,229)	16,987		2,758

Other Income and Expenses:
	Licensing Income	237	645	-		645
	Interest Expense	(350)	(665)	-		(665)
	Other Expense (Income)	7	68	-		68

Net P(L) Before Reorganization Items		(5,867)	(14,180)	16,987		2,806

Reorganization Items:
	Professional Fees	1,368	3,106	-		3,106
	US Trustee Quarterly Fees	20	20	-		20
	Loss from sale of assets	8,021	8,021	56,532	c	64,553
	Other Reorganization Exps	(4,611)	(4,611)	-		(4,611)
	Total Reorganization Expenses	4,798	6,536	56,532		63,068

Net P(L) Before Income Taxes		(10,665)	(20,716)	(39,545)		(60,261)

	Income Taxes (Benefit)	(4,095)	(7,955)	-	d	(7,955)
	Net Profit (Loss)	(6,570)	(12,761)	(39,545)	e	(52,306)
Notes:
a)	Total proceeds received per the Asset Purchase Agreement
b)	Total book value of inventory sold per the Agency Agreement
c)	Fixtures loss of $54.9m, other assets loss of $1.6m for a total of $56.5m loss
d)	Pro forma assumption is that the tax benefit is fully reserved, therefore, no adjustment
e)	Net loss ties to balance sheet in equity section ($49.0m less $32.0m, less $56.5m for a total of $39.5m loss)

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the registrant’s current plans, expectations, estimates, and projections about the specialty retail industry and management’s beliefs about the registrant’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the registrant’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the registrant’s Annual Report on Form 10-K for the year ended January 31, 2007 under “Risk Factors.” These risks include, among other factors, the success of the registrant’s new business strategy, its ability to continue to find or develop and to offer attractive merchandise to customers, the market potential for products in design, the success of its advertising efforts, changes in business and economic conditions, risks associated with its retail store, catalog and Internet operations, and changes in the competitive environment in which it operates. Other risks that the registrant faces include, but are not limited to, the following: (i) the ability of the registrant to continue as a going concern; (ii) the registrant’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iii) the ability of the registrant to develop, prosecute, confirm and consummate one or more plans of liquidation with respect to the Chapter 11 case; (iv) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; (v) the ability of the registrant to obtain and maintain normal terms with vendors and service providers; and (vi) the potential adverse impact of the Chapter 11 case on the registrant’s liquidity or results of operations. Unless required by law, the registrant undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the registrant files from time to time with the Securities and Exchange Commission, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

By:	/s/ Rebecca Roedell
Rebecca Roedell
Executive Vice President, Chief Financial Officer

Date: June 10, 2008